EXHIBIT 99.9

                                                                  EXECUTION COPY



                  THE DALLAS P. PRICE TRUST LIMITED GUARANTY



      THIS GUARANTY (this "Guaranty"), dated as of November 8, 2002, is made by Dallas P. Price, as trustee of The Dallas P. Price Trust dated May 14, 1998 (as amended) ("Guarantor"), in favor of Masters Funding LLC, a Delaware limited liability company ("Beneficiary").


                                    Recitals


      A. David G. Price ("DGP") and The David G. Price Trust dated March 5, 1998 (as amended) (the "Trust" and together with DGP, the "Borrowers") have entered into (a) a certain Credit Support Agreement (the "Credit Support Agreement"), dated as of the date hereof, among the Borrowers, Beneficiary, as lender, and the Lender Guarantors (as defined therein), pursuant to which Beneficiary has agreed to provide, certain credit support on behalf of the Trust, (b) a promissory note (the "Note"), dated as of the date hereof, in favor of Beneficiary in the maximum principal amount of $10,098584.04, and (c) certain other documents in connection with the Credit Support Agreement and the Note (such other documents, together with the Note and the Credit Support Agreement, the "Credit Support Documents").

      B. Guarantor is party to a shared liability agreement with the Borrowers pursuant to which the Guarantor has agreed to bear one-half of the risk of a foreclosure of (a) the Mountaingate 2nd Mortgage (as defined in the Credit Support Agreement) and/or (b) the shares of common stock of National Golf Properties, Inc. and common limited partnership units of National Golf Operating Partnership, L.P. pledged in support of the Borrowers' obligations under the Restructuring Agreement (as defined in the Credit Support Agreement).

      C. Guarantor will obtain substantial benefit from Beneficiary's provision of credit support to the Borrowers and the absence of a default under the Collateral Substitution Requirement.

      D. As a condition precedent to the provision of such credit support, Beneficiary has required that Guarantor deliver this Guaranty.

     Accordingly, Guarantor hereby agrees as set forth below:

     Section 1. Guaranty.

     (a) Subject to the terms and conditions contained herein, Guarantor hereby irrevocably, absolutely and unconditionally agrees to guarantee to Beneficiary, the full, faithful and complete payment at stated maturity, by acceleration or otherwise, of all amounts owing to Beneficiary (whether known, unknown, fixed, contingent or otherwise) of the Borrowers now or hereafter existing under the Credit Support Documents, including any respective extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise (the "Guaranteed Obligations"); PROVIDED, HOWEVER, AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THAT CERTAIN PARTNERSHIP INTEREST PLEDGE AGREEMENT (THE "PLEDGE AGREEMENT") BETWEEN GUARANTOR AND BENEFICIARY DATED AS OF THE DATE HEREOF, GUARANTOR'S AGGREGATE LIABILITY UNDER THIS GUARANTY AND THE PLEDGE AGREEMENT TO SATISFY THE GUARANTEED OBLIGATIONS AND ITS OBLIGATIONS UNDER THIS GUARANTY AND THE PLEDGE AGREEMENT SHALL BE LIMITED TO THE COLLATERAL PLEDGED BY GUARANTOR UNDER THE PLEDGE AGREEMENT AND GUARANTOR SHALL HAVE NO PERSONAL LIABILITY WHATSOEVER EXCEEDING THE PROCEEDS FROM THE SALE OF SUCH PLEDGED COLLATERAL; further provided, however, that nothing contained in the preceding proviso shall in any way release, affect or impair the existence of the Guaranteed Obligations or the enforceability of the Credit Support Documents, including the enforceability of the Pledge Agreement.

     (b) In addition, but subject to the limitations contained in Section 1(a) above, Guarantor agrees to pay any and all costs, fees and expenses, including, without limitation, the reasonable out-of-pocket costs and expenses of Beneficiary and any of its affiliates the reasonable fees and disbursements (including allocated costs of internal counsel) of Beneficiary's counsel incurred in connection with enforcing the rights or remedies under this Guaranty.

     (c) Without limiting the generality of the foregoing, but subject to the limitations contained in Section 1(a) above, this Guaranty guarantees, to the extent provided herein, the payment of all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to Beneficiary under the Credit Support Documents but for the fact that such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrowers.

     (d) The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty and/or any other guaranties of the Guaranteed Obligations up to the full amount of the Guaranteed Obligations, irrespective of whether any action is brought against the Borrowers or any other such guarantor or whether the Borrowers or any other such guarantor is joined in any such action or actions, and without proceeding against any other guarantor, against any security for the Guaranteed Obligations or under any other guaranty covering all or any portion of the Guaranteed Obligations.

     Section 2. Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Support Documents, regardless of any law, rule, regulation or order by any governmental authority ("Governmental Rule") now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Beneficiary with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional, irrespective of the following:

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

     (a) any lack of validity or enforceability of, or any release or discharge of the Borrowers from liability under any Credit Support Document;

     (b) any change in the time, manner or place of payment or other performance of, or in any other term of, any or all of the Guaranteed Obligations; or any other amendment or waiver of, or any consent to departure from any Credit Support Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrowers;

     (c) any taking, subordination, compromise, exchange, release, nonperfection or liquidation of any collateral, or any release, amendment or waiver of, or consent to departure from, any other guaranty, for any or all of the Guaranteed Obligations;

     (d) any exercise or nonexercise by Beneficiary of any right or privilege under this Guaranty or any of the other Credit Support Document;

     (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor, the Borrowers or any other guarantor of the Guaranteed Obligations; or any action taken with respect to this Guaranty by any trustee, receiver or court in any such proceeding, whether or not Guarantor has had notice or knowledge of any of the foregoing;

     (f) any assignment or other transfer, in whole or in part, of this Guaranty or any Credit Support Document;

     (g) any acceptance of partial performance of the Guaranteed Obligations;

     (h) any consent to the transfer of, or any bid or purchase at sale of, any collateral for the Guaranteed Obligations;

     (i) any manner of application of collateral, or proceeds thereof, to any or all of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Borrowers;

     (j) any change, restructuring or termination of the existence of the Trust;

     (k) any termination of the Purchase Agreement (as defined in the Credit Support Agreement), including as a result of National Golf Properties, Inc. having accepted a superior offer; or

     (l) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Trust or a guarantor.

Subject to Section 1(d), this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Beneficiary or any other Person upon the insolvency, bankruptcy or reorganization of the Trust, Guarantor or otherwise, all as though such payment had not been made.

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

     Section 3. Waivers.

     (a) Guarantor irrevocably waives, relinquishes and releases any right, defense, protection, claim of exoneration or other claim against Beneficiary, and any right to assert any right, defense, protection, claim of exoneration or other claim against Beneficiary, in any action brought on, arising out of or relating to this Guaranty or otherwise. Such waivers include, but are not limited to, the following, to the extent permitted by applicable law:

          (i) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or this Guaranty;

          (ii) any requirement that Beneficiary or any other Person protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Borrowers, any other Person or any collateral;

          (iii) any duty on the part of Beneficiary to disclose to Guarantor any matter, fact or thing relating to the business, operation or condition of the Borrowers or their respective assets now known or hereafter known by the Beneficiary; or

          (iv) based upon any other action or circumstance which might otherwise constitute a legal or equitable discharge, defense or exoneration of a guarantor or surety.

     Without limiting the generality of any other provision of this Guaranty, Guarantor waives all rights and defenses that he may have with respect to the Guaranteed Obligations. This means, among other things, that Beneficiary may collect from such Guarantor without first foreclosing on any real- or personal-property collateral pledged by the Borrowers.

     Section 4. Subordination. If any amount is paid to Guarantor in connection with any right of subrogation (as a consequence of payments made under this Guaranty) and the Guaranteed Obligations have not been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, Beneficiary and shall be forthwith paid to Beneficiary to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Support Documents. Guarantor acknowledges that it will receive direct and indirect benefits from the credit support to the Borrowers pursuant to the Credit Support Documents and that the subordination of payments made in respect of the subrogation set forth in this Section 4 is knowingly made in contemplation of such benefits.

     Section 5. Effect of Other Guarantees; etc. The existence of any other guaranty of any portion of the Guaranteed Obligations shall not directly or indirectly in any manner operate to prejudice any of the rights, privileges, preferences and remedies of Beneficiary against Guarantor hereunder. Beneficiary may proceed directly against Guarantor hereunder without proceeding against any such other guarantor irrespective of, and without regard to, any actions, suits or proceedings that are or may be initiated, undertaken or maintained by Beneficiary against any such other guarantor.

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

     Section 6. Representations and Warranties. Guarantor represents and warrants, with respect to itself, to Beneficiary as set forth below:

     (a) The execution, delivery and performance by Guarantor of this Guaranty, and the consummation of the transactions contemplated hereby, are within such Guarantor's powers, and does not (i) violate any applicable Governmental Rule,
(ii) conflict with or result in the breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument, binding on or affecting Guarantor or its respective properties or give rise to termination, cancellation, amendment or acceleration under such agreements, or (iii) result in or require the creation or imposition of any lien upon or with respect to any of the properties of Guarantor. Guarantor is not in violation of any Governmental Rule or in breach of any such loan agreement, indenture, mortgage, deed of trust, lease, contract or instrument, the violation or breach of which could reasonably be expected to cause a Material Adverse Effect (hereinafter defined). For Purposes of this Guaranty, "Material Adverse Effect" means a material adverse effect on (i) the ability of Guarantor to perform its material obligations hereunder or under the Pledge Agreement or (ii) the validity or enforceability of any of this Guaranty or the Pledge Agreement or the material rights or remedies of Beneficiary thereunder or hereunder.

     (b) No action by any governmental authority, and no authorization, approval or other action by, or notice to, any other third party, is required for the due execution, delivery or performance by Guarantor of this Guaranty, or for the consummation of the transactions contemplated hereby or thereby, except for such action by a governmental authority, authorizations, approvals, other action and notices that have been duly taken, obtained or given and are in full force and effect and copies of which have been delivered to Beneficiary.

     (c) This Guaranty has been duly executed and delivered by Guarantor. This Guaranty is the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally or by equitable principles relating to enforceability.

     (d) Guarantor is financially solvent. There are no bankruptcy, insolvency, receivership or sequestration proceedings pending against Guarantor.

     (e) Guarantor represents and warrants that the execution, delivery and performance of this Guaranty shall not: (i) render it insolvent as that term is defined below; (ii) leave it with remaining assets which constitute unreasonably small capital given the nature of its business; or (iii) result in the incurrence of Debts (as defined below) beyond its ability to pay them when and as they mature and become due and payable. For purposes of this paragraph, "insolvent" means that the present fair salable value of assets of the Guarantor is less than the amount that shall be required to pay the probable liability on existing Debts of the Guarantor as they become absolute and matured, or with respect to any entity, the sum of such entity's debts is greater than all of such entity's property, at a fair valuation. For the purposes of this paragraph, "Debts" includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. Guarantor


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

hereby acknowledges and warrants that it has derived or expects to derive a substantial financial or other benefit or advantage from this Guaranty.

     Section 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty or consent to any departure by Guarantor therefrom shall in any event be effective unless the same is in writing and is consented to in one or more writings signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed or consented to by Beneficiary, (a) release Guarantor from its obligations under this Guaranty, (b) postpone any date fixed for payment hereunder, or (c) amend this Section 7. Delivery by telecopier of an executed counterpart of any amendment or waiver, or consent to departure from, any provision of this Guaranty shall be effective as delivery of an originally executed counterpart thereof.

     Section 8. Notices, Etc. All notices, demands and other communications provided for hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered to Guarantor or Beneficiary, as the case may be, at the address therefor set forth below:

      If to Guarantor:

      Ms. Dallas P. Price, as trustee
      c/o American Golf Corporation
      2951 28th Street, Suite 3001
      Santa Monica, California 90405
      Attention:  Mr. David G. Price
      Telephone:        (310)-664-4444
      Facsimile:  (310)-664-6174


      If to Beneficiary:

      Masters Funding LLC c/o GS Capital Partners 2000, L.P.
      Whitehall Street Global Real Estate Limited Partnership, 2001 c/o Goldman, Sachs & Co.
      85 Broad Street
      New York, New York 10004
      Attention:  Mr. Jonathan Langer
      Telephone:  (212)-902-1000
      Facsimile:  (212)-357-5505

      Masters Funding LLC
      c/o SOF VI U.S. Holdings, LLC
      c/o Starwood Capital Group Global, L.L.C.
      591 West Putnam Ave.
      Greenwich, Connecticut 06830


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      Attention:  Mr. Madison F. Grose
      Telephone:  (203)-422-7700
      Facsimile:  (203)-422-7814
      Rinaldi, Finkelstein & Franklin, LLC
      591 W. Putnam Avenue
      Greenwich, Connecticut 06830
      Attention: Ellis F. Rinaldi, Esq.
      Telephone: (203) 422-7700
      Facsimile: (203) 422-7782

      Fried, Frank, Harris, Shriver & Jacobson
      1 New York Plaza
      New York, New York  10004-1980
      Attention: F. William Reindel, Esq.
      Telephone: (212) 859-8000
      Facsimile: (212) 859-4000

or at such other address as may be designated by any such party in a written notice to the other parties complying with the terms of this section. All such notices and other communications hereunder shall be personally delivered, by hand, registered mail, facsimile or by overnight courier. Notices sent by hand shall be deemed delivered upon actual receipt. Notices sent by facsimile shall be deemed delivered when sent, if confirmed sent by a confirmation sheet from the sender's facsimile machine, and notices sent by overnight courier or registered mail shall be deemed delivered upon actual receipt, whether accepted or refused (as evidenced by the overnight courier's or postal service's proof of delivery).

     Section 9. No Waiver; Remedies. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Guarantor hereby covenants and agrees that the failure by Beneficiary, or any other Person, to file or enforce a claim against Guarantor, or the Borrowers, or any other guarantor, shall not affect Guarantor's liability hereunder nor shall Guarantor be released from liability hereunder if recovery from the Borrowers, any other guarantor, payor, endorser or surety in respect of any of the Guaranteed Obligations or any other Person becomes barred by any statute of limitations.

     Section 10. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and until all time periods have expired within which any court of competent jurisdiction could order payments with respect to such obligations to be disgorged, repaid, recovered or paid to court, (b) be binding upon Guarantor and its successors and assigns, (c) inure to the benefit of, and be enforceable by, Beneficiary and its successors, transferees and assigns and (d) be irrevocable, unconditional and primary obligations of Guarantor irrespective of the validity or enforceability of the Guaranteed Obligations. Without limiting the generality of the foregoing clause (c), Beneficiary may assign or otherwise transfer any or all of its rights and obligations under the Credit Support

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Documents to any other Person, and such other Person shall thereupon become vested with all of the rights in respect thereof granted to Beneficiary herein or otherwise, subject, however, to the provisions of the Credit Support Agreement.

     Section 11. No Assignment or Delegation By Guarantor. Guarantor may not assign any of its rights, or delegate any of its duties or obligations, hereunder without the prior written consent of Beneficiary and any such assignment or delegation without the prior written consent of Beneficiary shall be void AB INITIO and of no legal force or effect whatsoever.

     Section 12. Termination. This Guaranty shall terminate upon the full, effective, irrevocable, final and indefeasible payment, performance and satisfaction of each and all of the Guaranteed Obligations and the full, effective and irrevocable performance by Guarantor of each and all of its covenants, agreements, duties and obligations under this Guaranty, and the expiration of all time periods within which any court of competent jurisdiction, including any foreign court of competent jurisdiction, could order any payment relating to the Guaranteed Obligations to be disgorged, repaid, recovered or paid into court, and (ii) the Termination Date.

     Section 13. Effect of Waivers. Guarantor hereby recognizes, acknowledges and agrees, as to each provision of this Guaranty that sets forth any waiver, relinquishment and/or release by Guarantor of any claim, defense or other right of Guarantor, or that sets forth any other waiver, relinquishment and/or release by Guarantor: that, as a result of such provision, at the date of this Guaranty or thereafter, Guarantor may have waived, relinquished or released one or more claims, defenses or other rights of partial or complete exoneration of Guarantor's liability under this Guaranty which could arise as a result of events that might materially prejudice Guarantor and/or rights of reimbursement or other recovery Guarantor might otherwise enjoy; that, but for such waiver, relinquishment and/or release, Guarantor might have a partial or complete defense to liability under this Guaranty; and that, as a result of such waiver, relinquishment and/or release, Guarantor might incur liability under this Guaranty that Guarantor might not otherwise have incurred, and might lose rights against other Persons and/or property that Guarantor might otherwise have enjoyed. Guarantor hereby further recognizes, acknowledges and agrees: that Guarantor has been advised by legal counsel as to the significance and legal effect of each provision of this Guaranty (including specifically, but without limitation, each waiver, relinquishment and release on the part of Guarantor provided for herein and of the rights Guarantor would have had but for such waivers, relinquishments and releases), and that Guarantor has fully analyzed, with full advice and assistance of such counsel, every provision of this Guaranty (including specifically, but without limitation, every waiver, release and relinquishment on the part of Guarantor provided for herein) for the purpose of assessing the impact thereof upon Guarantor and upon Guarantor's obligations and liabilities under this Guaranty; that Guarantor has made whatever investigations and inquiries it and/or its counsel have deemed necessary or advisable in connection with the subject matter of this, and that, following such investigations and inquiries, Guarantor is willing to enter into this Guaranty (and make the guarantees provided herein) and incur all the liabilities and risks attendant to Guarantor's obligations under this Guaranty. Guarantor recognizes, acknowledges and agrees that Beneficiary is relying upon the making by Guarantor of each of its covenants, agreements, representations and warranties hereunder (including specifically, but without limitation, each of the waivers, relinquishments


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and releases on the part of Guarantor provided for herein) in providing credit support to the Borrowers and is relying upon the full enforceability of each of the provisions of this Guaranty (including specifically, but without limitation, each such waiver, relinquishment and release) and that if Guarantor were not making such waivers, relinquishments and releases, Beneficiary would not be willing to provide such credit support to the Borrowers.

     Section 14. Entire Agreement. This Guaranty and the Pledge Agreement embody the entire understanding of the Beneficiary and Guarantor with respect to Guarantor's obligation to guarantee the full payment, performance and satisfaction of the Guaranteed Obligations and there are no further or other agreements or understandings, written or oral, in effect between said parties relating to the guarantee by Guarantor of the Guaranteed Obligations unless otherwise referred to herein.

     Section 15. Governing Law and Jurisdiction.

     (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT BENEFICIARY HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, IN WHICH CASE, SUCH CHOICE OF NEW YORK LAW SHALL NOT BE DEEMED TO DEPRIVE BENEFICIARY OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT SOLELY IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, SUBMITS TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND ACKNOWLEDGES THAT SERVICE MAY BE MADE BY REGISTERED MAIL ADDRESSED AS PROVIDED IN SECTION 8 OR BY ANY MEANS PERMITTED BY NEW YORK LAW.

     (c) THE GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS GUARANTY. IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY OR AGAINST GUARANTOR, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION

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AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN
PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

     Section 16. Headings. Section headings in this Guaranty are for convenience of reference only and shall not be considered in the interpretation of any of the provisions hereof.

     Section 17. Survival of Representation and Warranties. All representations and warranties made herein (including any amendment or other modification hereto) or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Guaranty.

     Section 18. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and no such prohibition or unenforceability in any jurisdiction shall invalidate or render unenforceable such provision in any other jurisdiction.

     Section 19. Execution in Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Guaranty shall be effective as delivery of an originally executed counterpart of this Guaranty.


                            [SIGNATURE PAGE FOLLOWS]




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      IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                          Dallas P. Price, as trustee of The
                                          Dallas P. Price Trust dated May 14,
                                          1998 (as amended)

                                             /s/ Dallas P. Price
                                          --------------------------------------












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